SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2014
ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware    001-16533    63-1261433
(State of Incorporation)    (Commission File No.)    (IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama    35209
(Address of Principal Executive Office )    (Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act
(17CFR 240.13e-(c))

Item 5.02(c)     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 24, 2014 we reported that Kelly B. Brewer has been named our Chief Accounting Officer, reporting to Edward L. Rand, Executive Vice President and Chief Financial Officer.
A copy of the news release disclosing this action is included as Exhibit 99.1 and included in this Item by reference.
Item 7.01     Regulation FD Disclosure
On January 24, 2014 we announced a number of executive promotions and a realignment of some reporting relationships within our senior management team. These actions are designed to address the evolving composition of our business and we believe they will enable us to operate with greater efficiency and respond more nimbly to the challenges we face in all product lines. We will continue to benefit from strong management at the top of our organization and become more responsive to external opportunities that present themselves.
A copy of the news release disclosing these actions is included as Exhibit 99.1 and included in this Item by reference.
Item 9.01     Financial Statements and Exhibits

99.1	News release reporting promotions and other changes in our management structure.
SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 24, 2014

PROASSURANCE CORPORATION

By: /s/    Frank B. O’Neil
Frank B. O’Neil
Senior Vice President

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